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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


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                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                  JULY 15, 1997
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                              ARIS INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


    NEW YORK                        1-4814                       22-1715275
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


                   475 FIFTH AVENUE, NEW YORK, NEW YORK 10017
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              (Address of registrant's principal executive offices)


                                 (212) 686-5050
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              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On July 15, 1997, Aris Management Corp.("AMC"), an indirect wholly owned subsidiary of the Registrant, acquired substantially all the assets of Davco Industries, Inc.("Davco"), a maker of men's and boy's sportswear, activewear, swimwear and loungewear under the "Perry Ellis", "Perry Ellis America" and "Jeffrey Banks" labels. The acquisition was implemented on such Closing Date pursuant to an Asset Purchase Agreement of the same date, between Davco as Seller, Steven Arnold and Christopher Healy as Shareholders of Seller and AMC as the Purchaser(the "Asset Purchase Agreement"). Davco's shareholders, Steven Arnold("SA") and Christopher Healy("CH"), each entered into employment agreements with AMC to manage the Davco business as owned by AMC. The purchase price to be paid by AMC for such assets consisted of (a) the issuance by Registrant to Davco of 3,000,000 shares of the restricted Common Stock of the Registrant and (b) a contingent cash purchase price to Davco to be computed as the pre-tax net income of the Davco apparel business as owned by AMC from the closing date through December 31, 1997 (subject to certain adjustments), but not to exceed a maximum payment of $3,600,000, such cash amount payable approximately April, 1998. On the Closing Date, AMC paid to Davco $500,000 as an advance towards the contingent cash purchase price and agreed to pay an additional advance following completion of AMC's third fiscal quarter ending September 30, 1997 equal to twenty-five (25%) of AMC's pre-tax net income from the Davco apparel business through such date. AMC's source of funds for the cash payments of the purchase price will be its internally generated funds and working capital credit lines. AMC is a wholly-owned subsidiary of Europe Craft Imports, Inc. ("ECI"); ECI is a wholly-owned subsidiary of the Registrant. Subsequent to the closing of the acquisition, AMC changed its corporate name to ECI Sportswear, Inc.

     Immediately following the issuance of 3,000,000 shares of the Registrant's Common Stock to Davco, the Registrant will have issued and outstanding 14,852,544 shares of Common Stock, and Davco will be the record owner of(and Davco, SA and CH as a group will be the beneficial owners of) 3,000,000 of such shares, corresponding to 20.2% of such class. SA owns 60% of, and CH owns 40% of, the voting common stock of Davco.

     Pursuant to the terms and conditions of the Asset Purchase Agreement, all 3,000,000 of the shares of the Registrant's Common Stock delivered to Davco as part of the purchase price on the Closing Date (the "Acquired Shares") shall be subject to the terms, conditions and restrictions of a Shareholders Agreement entered into on the Closing Date between Davco, SA, CH, AMC, the Registrant, Apollo Aris Partners, L.P.("Apollo") and Charles S. Ramat ("CSR"), providing that the Acquired Shares shall be "restricted stock" and that all transfers thereof must comply with applicable federal and state securities laws, including Rule 144 under the Securities Act of 1933, as amended("Rule 144"); that in addition to the limitations on transfer imposed by Rule 144, transfers of Acquired Shares by Davco, SA or CH shall be limited to Rule 144 "over the market"


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ordinary brokers transactions ("Rule 144 Brokers Transactions"), limited in timing and amounts as follows:

     o    No transfers during the first year following the Closing Date

     o In each of the second, third and fourth year following the Closing Date, each of SA and CH may sell up to 300,000 shares per year in Rule 144 Brokers Transactions.

     o Commencing in the fifth year following the Closing Date, each of SA and CH may sell up to 600,000 shares per year in Rule 144 Brokers Transactions and further providing that during the first four years following the Closing Date, neither Davco, SA nor CH are permitted to engage in any privately negotiated or block or bulk sales, regardless of amount, without the Registrant's consent, and are limited to the Rule 144 Brokers Transaction sales in the amounts set forth above; and commencing in the fifth year following the Closing Date, Davco, SA and CH may engage in sales which are not Rule 144 Brokers Transactions, for an all-cash purchase price, subject to successive rights of first refusal, first to the Registrant, and second to Apollo and CSR (on an equal basis); and further providing that Davco, SA and CH are prohibited from acquiring any additional shares of the Registrant without the consent of the Registrant; and further providing that for so long as CSR is Chairman, CEO or President of the Registrant, Davco, SA and CH agree to vote all of their shares (on all corporate matters including election of Directors) for the recommendations, proposals and nominations of the Registrant's Board of Directors; and further providing that Davco, SA and CH will have certain "piggyback" registration rights as to the initial 3,000,000 Acquired Shares issued to them on the Closing Date, to the extent still owned by them at the time of registration, as set forth in the Shareholders Agreement. These "piggyback" registration rights will enable Davco, SA and CH to include their shares in a registration by the Registrant to the same proportionate extent as if they were parties to the Equity Registration Rights Agreement dated June 30, 1993 between the Registrant and certain shareholders thereof when, as and if the shares of the Registrant held by the parties to such Equity Registration Rights Agreement are eligible for inclusion in such registration statement on a "piggyback" basis.

ITEM 5. OTHER EVENTS

     On July 18, 1997, the Registrant and each of BNY Financial Corporation ("BNY") and AIF-II, L.P. ("AIF-II") entered into amendments whereby the scheduled quarterly interest payments under the Series A Junior Secured Note Agreement dated June 30,


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1993 between the Registrant and BNY and the Series B Junior Secured Note
Agreement dated June 30, 1993 between the Registrant and AIF-II, originally due on May 5, 1997 (and previously deferred with the consent of BNY and AIF-II until July 18, 1997) and on August 4, 1997 were deferred and shall become due on August 18, 1997.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements. All financial statements required to be filed in connection with this Report will be filed as soon as available.

     (b) Exhibits. The following Exhibits are filed as part of this Report:

         10.105 Asset Purchase Agreement dated as of July 15, 1997 among Davco Industries, Inc., as Seller, Steven Arnold and Christopher Healy as Shareholders of Seller, and Aris Management Corp., as Purchaser.

         10.106 Shareholders Agreement dated as of July 15, 1997 among Davco Industries, Inc., Steven Arnold, Christopher Healy, Aris Management Corp., the Registrant, Apollo Aris Partners, L.P. and Charles S. Ramat.

         10.107 Amendment dated July 18, 1997 to Series A Junior Secured Note Agreement dated as of June 30, 1993 between Registrant and BNY Financial Corporation.

         10.108 Amendment dated July 18, 1997 to Series B Junior Secured Note Agreement dated as of June 30, 1993 between Registrant and AIF-II, L.P.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ARIS INDUSTRIES, INC.


                                          By: /s/ PAUL SPECTOR
                                              ----------------------------------
                                              Paul Spector
                                              Senior Vice President and
                                              Chief Financial Officer


Date: July 28, 1997


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                                 EXHIBIT INDEX

Exhibit No.
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      10.105 Asset Purchase Agreement dated as of July 15, 1997 among Davco
             Industries, Inc., as Seller, Steven Arnold and Christopher Healy as Shareholders of Seller, and Aris Management Corp., as Purchaser.

      10.106 Shareholders Agreement dated as of July 15, 1997 among Davco Industries, Inc., Steven Arnold, Christopher Healy, Aris Management Corp., the Registrant, Apollo Aris Partners, L.P. and Charles S. Ramat.

      10.107 Amendment dated July 18, 1997 to Series A Junior Secured Note Agreement dated as of June 30, 1993 between Registrant and BNY Financial Corporation.

      10.108 Amendment dated July 18, 1997 to Series B Junior Secured Note Agreement dated as of June 30, 1993 between Registrant and AIF-II, L.P.